                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 15, 2003

         Advanta Business Receivables Corp., as Transferor on behalf of
                       Advanta Business Card Master Trust
        -----------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             Nevada                    333-81788                23-2852207
-----------------------------  ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)

                       Advanta Business Receivables Corp.
               (Exact Name of Registrant as Specified in Charter)

            Nevada                     333-81788                23-2852207
------------------------------  ------------------------  ----------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification Number)

Attention: General Counsel
639 Isbell Road
Suite 390
Reno, Nevada                                                             89509
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:               (775) 823-3080

          (Former name or former address, if changed since last report)

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ITEM 5.           OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         Description of the Notes and the Receivables.

         Advanta Business Receivables Corp. (the "Registrant") registered the Advanta Business Card Master Trust Asset Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (file No. 333-81788), as amended (the "Registration Statement").

         As set forth in the Registration Statement, the Registrant formed Advanta Business Card Master Trust (the "Issuer"), which issued $300,000,000 in aggregate principal amount of its Series 2003-C Asset Backed Notes (the "Notes") on August 15, 2003. Of the Notes, the Class A-1 Notes, the Class A-2 Notes, the Class B Notes, the Class C-1 Notes and the Class C-2 Notes in an aggregate principal amount of $289,500,000 were registered pursuant to the Registration Statement.

         This Current Report Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements to be issued in connection with the issuance of the Notes, the forms of which were filed as exhibits to the Registration Statement.

         The primary assets of the Issuer are a pool of receivables in a portfolio of MasterCard(R)(1) and VISA(R)(1) business revolving credit card accounts.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

Exhibit No.                        Description
-----------                        -----------------------------------------------------------------------------------
1.1                                Underwriting  Agreement,  dated August 5, 2003, among Advanta Business Receivables
                                   Corp.,  Advanta Bank Corp.  and Barclays  Capital Inc., as  Representative  of the
                                   Underwriters.

4.1                                Series  2003-C  Indenture  Supplement,  dated as of August 1,  2003,  between  the
                                   Issuer and Deutsche Bank Trust Company  Americas  (formerly known as Bankers Trust
                                   Company), as indenture trustee.

----------------------------
(1) MasterCard(R)and VISA(R)are federally registered servicemarks of MasterCard International Inc. and VISA, U.S.A. Inc., respectively.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2003

                             ADVANTA BUSINESS CARD MASTER TRUST

                             By:    Advanta Bank Corp., as attorney-in-fact

                             By:    /s/ Michael Coco
                                    --------------------------------------------
                             Name:  Michael Coco
                             Title: Vice President

                             ADVANTA BUSINESS RECEIVABLES CORP.

                             By:    /s/ Mark Shapiro
                                    --------------------------------------------
                             Name:  Mark Shapiro
                             Title: Vice President and Assistant Treasurer

                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------------------------------------------------------------------------------
1.1                                Underwriting Agreement, dated August 5, 2003, among  Advanta Business Receivables
                                   Corp., Advanta Bank Corp. and Barclays Capital Inc., as Representative of the
                                   Underwriters.

4.1                                Series 2003-C Indenture Supplement, dated as of August 1, 2003, between the
                                   Issuer and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust
                                   Company), as indenture trustee.

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